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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 16, 2005

                                ABLE ENERGY, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)


          Delaware                  001-15035               22-3520840
----------------------------     --------------       ---------------------
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)         Identification No.)


                 198 Greenpond Road, Rockaway, New Jersey 07866
                 ----------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (973) 625-1012

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 1       REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On February 16, 2005, Able Energy, Inc. (the "Company") entered into a Consulting Agreement (the "Consulting Agreement") with Timothy Harrington, the Company's Chief Executive Officer, pursuant to which Mr. Harrington will act as an independent contractor to the Company to provide business management services, assist the Company in new business development and assist the Company in acquisitions, mergers and financings.

     The Consulting Agreement shall expire on February 16, 2007. In consideration for his services pursuant to the Consulting Agreement, the Company shall pay Mr. Harrington $60,000 per annum, payable in monthly arrears, in 12 equal monthly installments. Mr. Harrington is not entitled to receive any commissions, equity participations or other benefits from fulfilling his role as consultant to the Company, unless otherwise agreed to by the Company and Mr. Harrington. In addition, Mr. Harrington shall receive 5-year options to purchase 100,000 shares of the Company's common stock, par value $.001 per share, pursuant to the Company's stock option plan. The shares of the Company's common stock issuable upon exercise of the options will be registered by the Company pursuant to a Form S-8 registration statement.


SECTION 5       CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective as of February 18, 2005, Timothy Harrington resigned as the Company's Chief Executive Officer and Chairman of the Board of Directors. In addition, the Employment Agreement between the Company and Mr. Harrington was terminated. The Company intends to appoint Christopher Westad, the Company's President and Chief Financial Officer, as Interim Chief Executive Officer pending the appointment of a permanent Chief Executive Officer.

     Christopher Westad serves as President, Chief Financial Officer and a Director of the Company. Since September 1996, Mr. Westad has served as the President of Able Propane, and since July of 1998, President of Able Energy, Inc. From 1991 through 1996, Mr. Westad was a Market Manager and area Manager for Ferrellgas Partners, L.P., a company engaged in the retail distribution of liquefied petroleum gas. From 1977 through 1991, Mr. Westad served in a number of management positions with RJR Nabisco. Mr. Westad received a Bachelor of Arts in Business and Public Management from Long Island University--Southampton, New York.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

     (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Not applicable.

     (B)  PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

     (C)  EXHIBITS.


EXHIBIT
NUMBER                                  DESCRIPTION
-----------   ------------------------------------------------------------------
4.1           Consulting Agreement, dated February 16, 2004, by and among Able
              Energy, Inc. and Timothy Harrington.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ABLE ENERGY, INC.


Date: February 23, 2005                 /s/ Christopher Westad
                                        ----------------------------------------
                                        Christopher Westad
                                        President and Chief Financial Officer